WISDOMTREE TRUST

Supplement Dated April 30, 2014

to the currently effective

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”) for the

WisdomTree International Hedged Dividend Growth Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree International Hedged Dividend Growth Fund (the “Fund”).

Shares of the Fund are not currently available for purchase on the secondary market; however, it is anticipated that shares will be available for purchase on or about May 7, 2014.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-051-0414